                   FOURTH AMENDMENT TO RESTRICTED SHARE AWARD

     This Fourth Amendment to Restricted Share Award is dated April , 2000 by and between Brandywine Realty Trust, a Maryland real estate investment trust (the "Company") and Anthony A. Nichols, Sr. ("Grantee").

     WHEREAS, the Company and Grantee desire to amend the Restricted Share Award dated January 2, 1998, as previously amended (the "Award"), between the Company and the Grantee as provided herein.

     NOW, THEREFORE, the parties hereto, intending to be legally bound hereby, agree as follows:

     1. Paragraph 4(b) of the Award is amended and restated in its entirety to read as follows:

          Subject to Paragraph 4(a), a Vesting Date for Restricted Shares subject to the Award shall occur in accordance with the following schedule:

                (i) As to twelve and one-half percent (12.5%) of the Restricted Shares, December 31, 1999;

               (ii) As to an additional twelve and one-half percent (12.5%) of the Restricted Shares, January 2, 2000;

              (iii) As to an additional twelve and one-half percent (12.5%) of the Restricted Shares, January 2, 2001;

               (iv) As to an additional twelve and one-half percent (12.5%) of the Restricted Shares, January 2, 2002;

                (v) As to an additional twelve and one-half percent (12.5%) of the Restricted Shares, January 2, 2003;

               (vi) As to an additional twelve and one-half percent (12.5%) of the Restricted Shares, January 2, 2004;

              (vii) As to an additional twelve and one-half percent (12.5%) of the Restricted Shares, January 2, 2005;

             (viii) As to an additional twelve and one-half percent (12.5%) of the Restricted Shares, January 2, 2006.

     2. This Fourth Amendment does not amend the Award in any respect except as set forth above, and the Award, as amended hereby, shall continue in full force and effect after the date hereof in accordance with its terms.

     IN WITNESS WHEREOF, the parties have executed this Fourth Amendment the day and year first above written.


                                    BRANDYWINE REALTY TRUST


                                    By:
                                        ----------------------------------------

                                    Title: President and Chief Executive Officer

                                        ----------------------------------------
                                                Anthony A. Nichols, Sr.

Accepted and Agreed:

CYMRY LIMITED PARTNERSHIP I

By:
   ---------------------------------------
   Name:
        ----------------------------------
   Title
        ----------------------------------